UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2013

Codexis, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive Redwood City, CA 94063	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 421-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On September 3, 2013, Codexis, Inc. (the “Company”) was notified by Ernst & Young LLP (“Ernst & Young”) that Ernst & Young was resigning as the Company’s independent registered public accounting firm effective as of such date.

The reports of Ernst & Young on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through September 3, 2013, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in its report.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2012, there was one “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K) related to a material weakness in the Company’s internal control over financial reporting as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”). As disclosed in Item 9A to the 2012 Form 10-K, the Company’s management concluded that as of December 31, 2012 the Company’s internal control over financial reporting was not effective because of the existence of a material weakness related to the lack of a sufficient number of qualified personnel to timely and appropriately account for complex, non-routine transactions in accordance with United States generally accepted accounting principles. Ernst & Young’s audit report dated April 2, 2013 with respect to the Company’s internal control over financial reporting as of December 31, 2012 opined that the Company did not maintain effective internal control over financial reporting as of December 31, 2012 because of this material weakness. This material weakness has not been remediated as of the date of this Current Report on Form 8-K. The subject matter of this material weakness was discussed by the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) with Ernst & Young. The Audit Committee has authorized Ernst & Young to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness.

The Company provided Ernst & Young with a copy of this Current Report on Form 8-K and requested Ernst & Young to furnish a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of that letter, dated September 9, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Audit Committee has commenced a process to identify and engage an audit firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The Company will disclose its engagement of a new independent registered public accounting firm once it has engaged a successor firm.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated September 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2013

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy
Name: Douglas T. Sheehy
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated September 9, 2013.